Exhibit 10.3

BACKSTOP AGREEMENT

This BACKSTOP AGREEMENT (this “Agreement”), dated as of October 19, 2023, is made by and among GameSquare Holdings, Inc., a British Columbia corporation (the “Company”) and Goff & Jones Lending Co, LLC, a Delaware limited liability company (the “Investor”.

RECITALS

WHEREAS, in furtherance of discussions between the Company and the board of directors of FaZe Holdings Inc. (“Target”) regarding a business combination between the Company and Target (the “Business Combination”) to be consummated on the terms and subject to the conditions set forth in the Agreement and Plan of Merger by and among the Company, GameSquare Merger Sub I, Inc. and Target, dated as of October 19, 2023 (the “Merger Agreement”), the Investor wishes to confirm committed financing to the Company;

WHEREAS, subject to and conditional on the closing of the Business Combination pursuant to the Merger Agreement, in order to backstop the contemplated PIPE financing to be consummated at or around the time of the closing of the Business Combination (the “PIPE Financing”) and in furtherance of the satisfaction of the conditions to closing in the Merger Agreement, the Investor wishes to confirm that the PIPE Financing will be completed with funds invested of no less than ten million dollars ($10,000,000) in the aggregate (the “Committed Financing Amount”) and in furtherance thereof, to commit to backstop the Committed Financing Amount by agreeing pursuant to this Agreement to purchase shares of the common stock (the “Common Stock”) of the Company (as the combined public company surviving the merger with Target), to the extent necessary pursuant to the terms of this Agreement;

WHEREAS, in consideration of the commitment of the Investor pursuant to this Agreement, the Company hereby covenants and agrees that the Investor will be entitled to invest no less than the Committed Financing Amount less any funds invested in the PIPE Financing by other investors in the PIPE on reasonable market terms (including, type of security and pricing) no less favorable than any terms offered to any other PIPE investor (each, a “Co-Investor”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

FINANCING COMMITMENT

1. Backstop Notice. The Company shall reduce all of the proposed terms (including, without limitation, the number and description of any new securities proposed to be issued and the proposed purchase price per share) of the PIPE Financing extended to any Co-Investor to writing and shall promptly notify the Investor of all such terms in advance of the Board Approvals (as defined below) (each such notice, a “Backstop Notice”). If multiple Backstop Notices are delivered to the Investor that describe alternative market terms, then the Investor shall have the right to elect which set of agreed upon terms presented in any one Backstop Notice it wishes to invest under for the PIPE Financing.

2. Investor Financing Commitment. Subject to and conditional on the consummation of the Business Combination pursuant to the Merger Agreement, the Investor hereby covenants and agrees that to the extent necessary to close the PIPE Financing concurrently with the consummation of the Business Combination in accordance with the terms set forth in Section 6.03(e) of the Merger Agreement with no less than the Committed Financing Amount invested in the Company, the Investor shall invest concurrently with the consummation of the Business Combination in the aggregate an amount equal to the Committed Financing Amount less the amount of any funds invested in the PIPE Financing by Co-Investors by purchasing such number of shares of Common Stock (and/or other securities offered to any Co-Investor pursuant to any Backstop Notice that the Investor elects pursuant to Section 1) in the PIPE Financing that represents the quotient of (x) the Committed Financing Amount less any funds invested in the PIPE Financing by Co-Investors divided by (y) the lowest per share purchase price for shares of Common Stock and/or other securities (and taking into account all other alternative terms) offered to any Co-Investor in the PIPE Financing in accordance with any Backstop Notice as set forth in Section 1 (the “Per Share Price”). In the event that there are no Co-Investors participating in the PIPE Financing, and accordingly, the full Committed Financing Amount remains unfilled, then, subject to obtaining the Board Approvals as set forth in Section 3 below, the “Per Share Price” shall be a per share price determined by the Company and the Investor following independent, arms’ length negotiations based on reasonable market terms for investments similar to the PIPE Financing.

3. Company Obligations. The Company hereby covenants and agrees that in any PIPE Financing to be completed in furtherance of the Business Combination, the Investor shall, subject to compliance with applicable laws, including any exchange requirements: (i) be, subject to the Investor’s payment of the purchase price required hereunder, issued such number of shares of Common Stock and/or other securities (and taking into account all other alternative terms) equal to (x) the Committed Financing Amount less any funds invested by the Co-Investors divided by (y) the Per Share Price and (ii) receive reasonable market terms for its investment no less favorable than the reasonable market terms received by any other Co-Investor in the PIPE Financing; provided, that such reasonable market terms have been mutually agreed upon and approved by the respective Board of Directors of each of the Company and the Target (the “Board Approvals”). The Company covenants and agrees that it shall not offer any investors in the PIPE Financing any securities (including without limitation convertible debt securities) senior to the Common Stock without first offering the Investor the right to purchase such securities to be issued in the PIPE Financing on the same or better terms as the terms offered to other investors, in an amount up to the Committed Financing Amount in the aggregate.

4. Acknowledgement. The parties hereto acknowledge and agree that the Business Combination and the PIPE Financing may not be completed on the terms contemplated by the Merger Agreement or at all, and that the Company has no obligation pursuant to this Agreement to consummate the Business Combination or the PIPE Financing. The parties hereto further acknowledge and agree that this Agreement shall be of no further force or effect upon the earlier to occur of the failure of the Company and Target (or any of their respective affiliates) to consummate the Business Combination by the End Date (as defined in the Merger Agreement).

5. Investor Conditions. The obligations of the Investor pursuant to paragraph 1 of this Article I shall be subject to the satisfaction, or valid waiver by the Investor, of the condition that: (a) no Material Adverse Change (as defined below in Section 11 of Article IV) shall have occurred; (b) all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and as of the consummation of the Business Combination (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date); and (c) the Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it.

ARTICLE II

ADDITIONAL AGREEMENTS OF THE INVESTOR

1. Subscription Agreement. The Investor acknowledges and agrees that the investment of up to the Committed Financing Amount shall be completed pursuant to a subscription agreement in customary form, and that the Investor shall be required to make such representations, warranties and covenants as are customary for the consummation of a private placement investment in the equity securities of a public company. The purchase price for shares of Common Stock to be acquired by the Investor, as set forth in any such Subscription Agreement, shall be based on the Per Share Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

1. Representations and Warranties of the Company. The Company represents and warrants as of the date hereof and as of the consummation of the Business Combination to the Investor as follows:

(a) The Company is duly organized, validly existing and in good standing under the laws of the province of British Columbia, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Company’s corporate power and have been duly authorized by all necessary corporate actions on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by each Investor, this Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof (except as enforceability may be limited by bankruptcy law, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Company or (ii) other than the approvals of the applicable exchange, require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Company of its obligations under this Agreement. The Company has full right and power to enter into this Agreement.

2. Representations and Warranties of the Investor. The Investor represents and warrants as of the date hereof to the Company as follows:

(a) The Investor is duly organized, validly existing and in good standing under the laws of its state of formation, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Investor’s limited liability company powers and have been duly authorized by all necessary actions on the part of the Investor. This Agreement has been duly executed and delivered by the Investor, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Investor or (ii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Investor of its obligations under this Agreement. The Investor has full right and power to enter into this Agreement.

(c) The Investor is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and no such person or any of their affiliates have experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act. The Investor is not a resident of Canada.

(d) The Investor understands that any shares of Common Stock that may be issued to the Investor in the PIPE Financing will be offered in a transaction not involving any public offering within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and under a prospectus exemption under applicable Canadian securities laws. The Investor understands that such Common Stock may not be offered, resold, transferred, pledged or otherwise disposed absent an effective registration statement under the Securities Act, except pursuant to an applicable exemption from the registration requirements of the Securities Act, and in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and that any certificates or book entry records representing the Common Stock issued to the Investor in the PIPE Financing shall contain a restrictive legend to such effect.

(e) In making its decision to execute this Agreement and invest in the PIPE Financing (subject to and conditional on the consummation of the Business Combination), the Investor has relied solely upon independent investigation made by the Investor and the Company’s representations, warranties and covenants contained herein. The Investor has not relied on any other statements or other information provided by anyone other than the Company concerning the Company, Target, the Business Combination or the PIPE Financing. The Investor acknowledges and agrees that it has received and has had an adequate opportunity to review such financial and other information as it deems necessary in order to make an investment decision with respect to the commitment made pursuant to this Agreement and has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to its commitment hereunder. The Investor represents and agrees that the Investor and its professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor has deemed necessary to make an investment decision with respect to the commitment made pursuant to this Agreement. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed the Company’s filings with the Securities and Exchange Commission.

(f) No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with this Agreement.

ARTICLE IV

MISCELLANEOUS

1. Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect (i) upon the date that is immediately following an applicable End Date (as defined in the Merger Agreement), following written notice from the Investor or the Company electing to terminate the Agreement, or (ii) if a Material Adverse Change has occurred, upon written notice from the Investor electing to terminate the Agreement. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person in respect hereof or the transactions contemplated hereby.

2. Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction, in any state or federal court within the State of Delaware, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all such claims shall be heard and determined in such a Delaware federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding arising out of or relating to this Agreement that it is not subject to such jurisdiction, or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in this paragraph or in such other manner as may be permitted by law, will be valid and sufficient service thereof.

3. Waiver of Jury Trial. To the extent not prohibited by applicable law that cannot be waived, each of the parties hereto irrevocably waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto or thereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, statute, equity or otherwise. Each party hereby further agrees and consents that any such litigation shall be decided by court trial without a jury and that the parties to this Agreement may file a copy of this Agreement with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury.

4. No Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the non-assigning parties hereto.

5. Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that monetary damages are not an adequate remedy for such breach and the non-breaching party shall be entitled to injunctive relief without the need of showing proof of actual damages, in addition to any other remedy that such party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware.

6. Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto.

7. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

8. Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery; (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the business day following the date of delivery to such courier service; and (c) if delivered by electronic mail, on the date of transmission if on a business day before 5:00 p.m. local time of the business address of the recipient party (otherwise on the next succeeding business day), in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties in accordance with this paragraph 8):

If to the Company:

GameSquare Holdings, Inc.

6775 Cowboys Way, Ste. 1335

Frisco TX, 75034

in each case, with a copy (which shall not constitute notice) to:

Baker & Hostetler LLP

11601 Wilshire Blvd., Ste. 1400

Los Angeles, CA 90025

Attention: JR Lanis

Email: jrlanis@bakerlaw.com

If to the Investor:

Goff & Jones Lending Co, LLC

One Cowboys Way

Frisco, TX 75034

9. Confidentiality. The existence and terms of this Agreement shall not be disclosed by any party without the prior written consent of the other parties hereto; provided that the Company may disclose the existence and terms of this Agreement to the extent required by applicable securities laws or stock exchange requirements.

10. Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission or DocuSign), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

11. Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

12. Material Adverse Change. In the event of (i) any material adverse change to the business, financials, operations or prospects of the Company or Target or (ii) the occurrence of any event that has a material adverse effect on the ability of the Company to consummate the Business Combination (a “Material Adverse Change”), the Company shall notify the Investor in writing within two (2) business days of the occurrence thereof. For greater certainty, the public announcement, pendency or completion of the Business Combination or the PIPE Financing shall not constitute a “Material Adverse Change”. No failure by the Company to give notice hereunder shall in any way determine that a Material Adverse Change has not occurred or affect in any way the right of any Investor to terminate this Agreement upon the occurrence of a Material Adverse Change in accordance with paragraph 1 of this Article IV.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Backstop Agreement as of the date first written above.

THE COMPANY:

GameSquare Holdings, Inc.

By:
Name:
Title:

THE INVESTOR:

Goff & Jones Lending Co, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Backstop Agreement]